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Exhibit 32.1

CERTIFICATION OF INTERIM CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, D. Scott Mercer, certify to the best of my knowledge based upon a review of the Annual Report on Form 10-K of Adaptec, Inc. for the fiscal year ended March 31, 2005 (the "Form 10-K"), that the Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Adaptec, Inc. for the periods covered by the Form 10-K.

Date: June 14, 2005	By:	/s/ D. SCOTT MERCER D. Scott Mercer Interim Chief Executive Officer

        I, Marshall L. Mohr, certify to the best of my knowledge based upon a review of the Form 10-K, that the Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Adaptec, Inc. for the periods covered by the Form 10-K.

Date: June 14, 2005	By:	/s/ MARSHALL L. MOHR Marshall L. Mohr Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to Adaptec, Inc. and will be retained by Adaptec, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION OF INTERIM CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002